SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 26, 1999

 MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated June 1, 1999, which forms the Trust, which will issue the Mortgage Loan Asset-Backed Certificates, Series 1999-H2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-10                13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
             This report consists of 8 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1999-H2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing LP as master servicer, and The Chase Manhattan Bank, as trustee. On July 26, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 26, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:    October 21, 1999               By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         July 26, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on July 26, 1999


                                   MERRILL LYNCH MORTGAGE INVESTORS, INC. 1999-H2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               July 26, 1999


                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL              PRIOR                                                                                  CURRENT
        FACE                  PRINCIPAL                                                      REALIZED   DEFERRED    PRINCIPAL
CLASS   VALUE                 BALANCE           PRINCIPAL       INTEREST          TOTAL       LOSSES    INTEREST     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A         109,248,500.00      109,248,500.00      752,632.13     539,903.81     1,292,535.94   0.00      0.00      108,495,867.87
R                   0.00                0.00            0.00           0.00             0.00   0.00      0.00                0.00
TOTALS    109,248,500.00      109,248,500.00      752,632.13     539,903.81     1,292,535.94   0.00      0.00      108,495,867.87
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       PRINCIPAL      INTEREST      TOTAL         FACTOR                    CLASS          RATE
--------------------------------------------------------------------------------     ----------------------------------------------
A         1,000.00000000   6.88917587   4.94197916     11.83115503    993.11082413             A              5.391250%
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS    1,000.00000000   6.88917587   4.94197916     11.83115503    993.11082413
--------------------------------------------------------------------------------


If there are any questions or problems with this statement, please contact The Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -6-



                                   MERRILL LYNCH MORTGAGE INVESTORS, INC. 1999-H2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               July 26, 1999
Sec. 4.02(2) Libor Shortfall Amount                                                                              0.00
Sec. 4.02(2) Libor Carry Forward Amount                                                                          0.00
Sec. 4.02(2)Class A Interest Carry Forward Amount                                                                0.00

FEES PAID
PMI Premium                                                                                                  76,293.49
Premium                                                                                                      19,118.48
Trustee Fee                                                                                                   1,163.01

Sec. 4.02(3)The Extra Principal Distribution Amount                                                         273,229.49

Sec  4.02(4)The Monthly Excess Cashflow Amount                                                              368,641.47

Sec. 4.02(5)Required Overcollateralization Amount                                                         7,759,606.13

Sec. 4.02(6)The Overcollateralization Amount                                                              2,673,738.60

Sec. 4.02(7)The Overcollateralization Deficiency                                                          5,085,867.53

Sec. 4.02(6)The Overcollateralization Release Amount                                                              0.00

Sec. 4.02(9)The Aggregate Amount of Servicing Compensation received by the Servicer                          46,520.42

Sec. 4.02(10)The Aggregate Amount of Advances                                                                     0.00

Sec. 4.02(11)The Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties        111,169,606.47

Sec. 4.02(12a)The Aggregate Number of the Mortgage Loans as of the related Due Date                             996.00

Sec. 4.02(12b)The Aggregate Principal Balance of the Mortgage Loans as of the related Due Date          111,169,606.47

Sec. 4,02(12c)The Weighted Average Mortgage Rate of the Mortgage Loans as of the related Due Date             10.2775%

Sec. 4.02(12c)The Weighted Average Remaining Term to Maturity of the Mortgage Loans                             348.00

Sec. 4.02(13)Loans Delinquent

                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                 0-30 days           0                      0.00                0.00%
                31-60 days           0                      0.00                0.00%
                61-90 days           0                      0.00                0.00%
                91 +  days           0                      0.00                0.00%
                  Total              0                      0.00                0.00%
                 --------------------------------------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC. 1999-H2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   July 26, 1999


Sec. 4.02 Loans in Foreclosure
                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   5                   320,172.31            0.29%
                              -------------------------------------------------------
Sec. 4.02 Loans in Bankruptcy

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------
Sec. 4.02 Loans in REO

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

Sec. 4.02(16)The Aggregate Amount of Prepayment Penalties during the Collection Period                                   0.00

Sec. 4.02(17)The Aggregate Amount of Principal Prepayments During the related Coffection Period                    405,692.79

Sec. 4.02(18)The Aggregate Amount of Realized Losses incurred During the related CollectJon Period                       0.00

Sec. 4.02(19)The Aggregate Amount of Extraordinary Trust Fund Expenses During the related Collection Period              0.00

Sec. 4.02(22)The Aggregate Amount of Prepayment Interest Shortfalls in the related Collection Period                     0.00

Sec. 4.02(23)The Aggregate Amount of Relief Act Interest Shortfalls for such Distribution Date                           0.00

Sec. 4.02(25)The Three-Month Rolling Average of 60+ Delinquent Loans                                                  0.2880%

Sec. 4.02(27)Has the Master Servicing Termination Trigger                                                               NO


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-

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